THIRD AMENDMENT TO THE COPROMOTION AGREEMENT

     THIS THIRD AMENDMENT TO THE COPROMOTION AGREEMENT (this “Third Amendment”) is entered into as of June 26, 2002, by and between KING PHARMACEUTICALS, INC., a Tennessee corporation (“King”), and NOVAVAX, INC., a Delaware corporation (hereinafter, “Novavax”).

W I T N E S S E T H:

     WHEREAS, King and Novavax entered into that certain Copromotion Agreement dated as of January 8, 2001 (the “Original Agreement”), as amended by the First Amendment to the Copromotion Agreement dated as of June 29, 2001 (the “First Amendment”), and as further amended by the Second Amendment to the Copromotion Agreement dated as of June 29, 2001 (the “Second Amendment”; the Original Agreement, as amended by the First Amendment and the Second Amendment, the “Agreement”);

     WHEREAS, the parties desire to clarify that all costs and expenses associated with any research or development activities of Novavax with respect to ESTRASORB™, ANDROSORB™ or any other product which is a NOVAVAX Product as of the date hereof, shall be the sole responsibility of Novavax and shall not under any circumstances be construed or interpreted as costs or expenses of King;

     WHEREAS, the parties now desire to modify certain provisions of the Agreement, as more specifically set forth below; and

     WHEREAS, this Third Amendment is being entered into as a condition to the consummation of King’s investment in Novavax pursuant to that certain June 2002 Note Purchase Agreement dated as of the date hereof by and between King and Novavax.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree to the following:

     1.     Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement.

     2.     Annex I of the Agreement is hereby amended by adding “ANDROSORB”, “Initial Androsorb Marketing Expenses” and “Initial Androsorb Marketing Period” as three newly defined terms thereto, as follows:

     ""ANDROSORB™” shall mean the product described in the current Phase I/II Clinical Study, as of the date hereof.

     “Initial Androsorb Marketing Expenses” shall mean the following reasonable third party costs and expenses incurred by NOVAVAX, to the extent such costs and expenses are directly and solely related to the marketing and promotion of ANDROSORB™ in the Territory during the Initial Androsorb

Marketing Period, and to the extent that such costs and expenses are incurred in accordance with Section 8.6(c) of this Agreement, all as determined by, and subject to the prior approval of, KING: (i) journal advertising, direct mail advertising and point of prescription advertising; (ii) continuing medical education programs; (iii) publications related to ANDROSORB™; (iv) trade shows and conventions; (v) other written sales, promotion and advertising materials approved in advance by KING; and (vi) market research.

     “Initial Androsorb Marketing Period” shall mean the period of time commencing with the date on which the FDA issues written notice to NOVAVAX which accepts for filing an ANDROSORB™ NDA which was delivered to the FDA in accordance with all applicable laws, rules and regulations, and ending on the date on which the FDA provides NOVAVAX with written approval of the ANDROSORB™ NDA.”

     3.     For purposes of clarification, King and Novavax agree that the term “NOVAVAX Product Initiation Date”, as set forth in Annex I of the Agreement is hereby deleted and replaced in its entirety with the following definition:

     "NOVAVAX Product Initiation Date” shall mean, with respect to any NOVAVAX Product, the date on which the FDA provides NOVAVAX with written approval of the NDA for such NOVAVAX Product for the marketing and sale of such NOVAVAX Product in the Territory.”

     4.     The fourth Recital and Section 1.03 of the Second Amendment are each hereby deleted in their entirety. Section 8.6(c) of the Agreement is hereby deleted and replaced in its entirety with the following:

         "(c) Subject to the provisions of this Section 8.6(c), KING and NOVAVAX agree that KING shall equally share with NOVAVAX in the Initial Androsorb Marketing Expenses. All marketing and promotional activities undertaken by NOVAVAX with respect to ANDROSORB™ during the Initial Androsorb Marketing Period shall be conducted in compliance with all applicable laws, rules and regulations, including, without limitation, the rules and regulations of the FDA set forth in 21 C.F.R. 312. NOVAVAX’s allocation of and spending on Initial Androsorb Marketing Expenses shall be subject to review and approval of KING.”

     5.     For purposes of clarification, the parties acknowledge and agree that all costs and expenses associated with any research or development activities of Novavax with respect to ESTRASORB™, ANDROSORB™ and any other product which is a NOVAVAX Product as of the date hereof, shall be the sole responsibility of Novavax and shall not under any circumstances be construed or interpreted as costs or expenses of King.

     6.     For purposes of clarification, the parties acknowledge and agree that any information obtained or reviewed in connection with Section 7 of the Agreement, including without limitation Sections 7.2, 7.7 and 7.8, shall be treated as Confidential and Proprietary Information pursuant to Section 12 of the Agreement, unless such information is excluded from the definition of Confidential and Proprietary Information pursuant to Section 12 of the Agreement.

     7.     King will make a single one-time lump sum payment to Novavax of One Million Dollars ($1,000,000.00) (the “ANDROSORB™ Milestone Payment”), by wire transfer to an account designated in writing by Novavax, in immediately available United States funds within ten (10) days after the date on which Novavax notifies King in writing of: (a) the receipt of all final and unqualified approvals by the FDA of the ANDROSORB™ NDA such that manufacture, commercial sale, marketing and distribution are permitted with respect thereto (which notice to King shall include copies of all necessary FDA written approvals necessary for the manufacturing, commercial sale, marketing and distribution with respect to the ANDROSORB™ NDA) and (b) the completion of a process validation report, prepared in accordance with cGMP rules and all applicable regulations, with respect to said ANDROSORB™ NDA and King’s written approval of such validation report. The parties acknowledge and agree that the ANDROSORB™ Milestone Payment is applicable only to the NDA associated with ANDROSORB™ and not any other NOVAVAX Product.

     8.     Except as otherwise expressly provided in this Third Amendment, all provisions of the Agreement are hereby ratified and agreed to be in full force and effect, and are incorporated herein by reference.

     9.     This Third Amendment may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Third Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. Original signatures transmitted by facsimile shall be acceptable for purposes of executing this Third Amendment. If original signatures are transmitted by facsimile, the parties shall endeavor in good faith to deliver to each other executed counterpart originals as soon as practicable after the date of this Third Amendment.

     10.     This Third Amendment, the Agreement and the Confidentiality Agreements constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior written agreements and negotiations and oral understandings, if any, with respect to such subject matter, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants with respect to the subject matter hereof, except as specifically set forth herein or therein.

[Signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Third Amendment to the Copromotion Agreement, or has caused this Third Amendment to the Copromotion Agreement to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.

KING PHARMACEUTICALS, INC

By:

Name:

Title:

NOVAVAX, INC

By:

Name:

Title: